 _____________________FAUQUIER BANKSHARES, INC.      December 20, 2017NASDAQ: FBSS

 2  The Fauquier Bank’s Guiding Principles  FAUQUIER BANKSHARES, INC.  MissionThe Fauquier Bank seeks Excellence through an Engaged and Empowered Team, building valued Relationshipswith our Customers and Community.Values Excellence Engagement Empowerment Teamwork Relationships

 3  Summary Statistics  FAUQUIER BANKSHARES, INC.  Founded 1902Headquarters Warrenton, VirginiaTotal Assets $632 millionTotal Loans, net $485 millionShares Outstanding 3,762,677Insider Ownership 3.97%Institutional Ownership 17.26% Shareholders 331All data provided as of September 30, 2017, unless otherwise noted.

 The Fauquier Bank seeks Excellence…..Quarter ended, September 30, 2017 highlights:Net income of $1.28 million, a 29% increaseNet loan growth of $22.02 millionNet interest margin of 3.75%, a 15 basis point increaseReturn on average assets increased to 0.80%Return on average equity increased to 8.96%Noninterest expenses declined 3%Efficiency ratio declined to 72.62%Continued regulatory capital strength  4  FAUQUIER BANKSHARES, INC.  Aligning Values with Results and Strategic Initiatives

 …..through an Engaged and Empowered Team, Progress on our strategic initiatives:  5  FAUQUIER BANKSHARES, INC.  Aligning Values with Results and Strategic Initiatives

 …..building valued Relationships with our Customers and Community.Market Opportunities:  6  Fauquier County$1.7 billion market*Market growth of 13%*#1 out of 11 in deposit market share at 27.44%*$479 million in deposits115 year legacy  Prince William County$4.5 billion market*Market growth of 7%*#11 out of 16 in deposit market share at 1.92%*$86 million in depositsIn market 16 years      FAUQUIER BANKSHARES, INC.  Aligning Values with Results and Strategic Initiatives

Northern Virginia Marketplace

- Strong population, economic and employment growth
- Exceptional higher education
- Diverse industry employment, mostly "clean" industries
- High median household income
- Virginia – Consistently ranked among the top "Best States for Business" Forbes (#6 in 2016)


Fauquier County
The Plains
New Baltimore
View Tree
Main Office
Catlett
Bealeton
Haymarket
Gainesville
Sudley Road
Centerville Road
Bristow
Prince William County

FAUQUIER BANKSHARES, INC. 7

 8  Sustainable Growth Demographics  FAUQUIER BANKSHARES, INC.  Market  National Ranking by Median HH Income 2017  TotalPopulation2018(estimated)  PopulationChange2010-2018(%)  ProjectedChange2018-2023(%)  Unemp Rate 2017(%)  TotalHouseholds2018(estimated)  MedianHH Income2018($)  Projected HHIncome Change2018-2023 (%)  Per Capita Income2018($)  Loudoun County  1  401,893  28.68  9.03  3.0  132,384  130,803  4.63  57,349  City of Falls Church  2  14,355  16.40  7.11  2.6  5,820  130,722  4.38  75,306  Fairfax County  3  1,145,970  5.94  3.83  3.0  414,544  119,937  4.41  59,137  City of Fairfax  5  24,199  7.24  4.34  2.8  8,911  118,462  6.79  57,967  Arlington County  7  236,461  13.89  6.38  2.4  113,483  115,831  6.30  76,128  Prince William County  20  462,014  14.93  6.67  3.3  147,940  102,788  3.57  41,796  City of Alexandria  32  160,554  14.71  6.59  2.7  78,482  96,895  6.22  66,354  Fauquier County  33  69,502  6.59  4.04  3.2  25,282  96,763  2.70  44,267  Source: SNL Financial. Note: All Data as of September 30, 2017.

 9  Financial Trends  FAUQUIER BANKSHARES, INC.              Dollars in-thousands  2017 Q3   2017 Q2  2017 Q1  2016 Q4  2016 Q3  Return on Average Assets  0.80%  0.63%  0.50%  0.51%  0.44%  Return on Average Equity  8.96%  7.10%  5.68%  5.91%  5.11%  Efficiency Ratio  72.62%  76.81%  83.95%  83.01%  79.03%  Asset  631,717  646,265  630,032  624,445  623,877  Loans, net  485,326  463,309  451,166  458,608  452,874  Deposits  556,209  571,902  551,103  546,157  545,402  Net Income  1,281  990  768  808  698

 Return on Average Assets (ROA)  10  FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Return on Average Equity (ROE)  11  FAUQUIER BANKSHARES, INC.  FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 12  Source: Fauquier Bankshares  Total Assets  FAUQUIER BANKSHARES, INC.

 13  Source: Fauquier Bankshares  Loans, Net  FAUQUIER BANKSHARES, INC.  Growth    2013  0.00%  2014  -2.24%  2015  1.84%  2016  3.61%  2017 YTD  5.66%

 14  Source: Fauquier Bankshares*Includes $12MM in U.S. Government Guaranteed Student Loans  Loan Portfolio  FAUQUIER BANKSHARES, INC.

 Nonperforming Loans to Total Loans  15  FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Source: Fauquier Bankshares  16  Total Deposits  FAUQUIER BANKSHARES, INC.  $540  $525  $524  $556  $546  Growth    2013  0.00%  2014  -2.78%  2015  -0.19%  2016  4.20%  2017 YTD  1.83%

 17  Source: Fauquier Bankshares  Deposit Portfolio  FAUQUIER BANKSHARES, INC.  * Includes large-dollar investments of local depositories in insured CDs and MMAs through exchange with other FDIC insured institutions.

 Source: Fauquier Bankshares  18  Core Deposit PortfolioAverage Daily Balances  FAUQUIER BANKSHARES, INC.  Growth    2013  0.00%  2014  5.56%  2015  5.17%  2016  6.66%  2017 YTD  2.81%

 19  Deposit Market Share  FAUQUIER BANKSHARES, INC.    Financial Institution  Current Number ofBranches  Total Deposits 2017($000)  Total Deposits 2016($000)  Year to Year Deposit Change 2017(%)  MarketShare 2017  MarketShare2016    BB&T Corp.  20  1,414,503  1,357,592  4.19  18.96%  19.54%    Wells Fargo Co.  12  1,094,033  1,019,422  7.32  14.66%  14.67%    Bank of America  10  860,221  766,724  12.19  11.53%  11.03%    SunTrust Bank  11  806,699  767,892  5.05  10.81%  11.05%    Fauquier Bankshares  11  572,199  540,897  5.79  7.67%  7.78%    United Bank  7  511,357  222,063  130.28  6.85%  3.20%    Capital One Financial Corp.   10  469,872  446,903  5.14  6.30%  6.43%    TD Bank  4  365,347  392,338  (6.88)  4.90%  5.65%    PNC Financial Services Group  10  291,434  252,322  15.50  3.91%  3.63%    Union Bank & Trust   2  231,021  113,175  104.13  3.10%  1.63%    Other 10 Institutions  23  844,407  1,068,794  (20.99)  11.31%  15.39%    Total  120   7,461,093   6,948,122  7.38   100%   100%                  Market consists of Fauquier County, Prince William County, and Manassas City. Source: FDIC – Deposit Market Share Report Data as of June 30, 2017.

 20  *Projected annualized income for 2017Source: Fauquier Bankshares  FAUQUIER BANKSHARES, INC.  Net Income

 Net Interest Margin  21  FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Cost of Funds**  22  FAUQUIER BANKSHARES, INC.  DDA  0.00%  NOW  0.27%  Savings & MMA  0.16%  CDs  1.04%  Borrowings  3.18%  Total  0.35%  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)** SNL’s calculation for cost of funds is total interest expense divided by total average interest-bearing liabilities plus average demand deposits.

 Total Non-Interest IncomeAs a Percent of Average Assets  23  FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Total Non-Interest ExpenseAs a Percent of Average Assets  24  FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Efficiency Ratio***  25  *** Efficiency ratio is computed by dividing non-interest expense by adjusted operating income on a taxable equivalent basis. Includes gains and losses on the sale of securities and OREO.   FAUQUIER BANKSHARES, INC.  * Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Assets Under Management(At Market Value)  26  FAUQUIER BANKSHARES, INC.  Source: Wealth Management Services Statement of Condition and Yahoo Finance

 27  Capital Ratios  FAUQUIER BANKSHARES, INC.    December 31, 2015(consolidated)  December 31, 2016(consolidated)  September 30, 2017****  Well Capitalized Threshold  Leverage Ratio  9.13%  9.23%  9.51%  5.00%  Common Equity Tier 1 Capital Ratio  11.64%  12.22%  12.07%  6.50%  Tier 1 Capital Ratio  11.64%  12.22%  12.07%  8.00%  Total Capital Ratio  12.53%  13.17%  12.96%  10.00%  Tangible Equity to Total Assets   8.75%  8.72%  9.05%  N/A  Source: Fauquier Bankshares  **** Bank only, except for tangible equity to total assets, which is consolidated.

 28  Tangible Book Value Improvement  FAUQUIER BANKSHARES, INC.    December 31, 2015  December 31, 2016  September 30, 2017  December 31, 2017 (estimated)  Book Value  $14.06  $14.51  $15.20  $16.26            Change from prior period           Book Value    $0.45  $0.69  $1.06   Plus: Dividends Paid    $0.48  $0.36  $0.48   Total Change    $0.93  $1.05  $1.54   Percentage Change    6.61%  12.90%  46.67%

 29  Shareholders  FAUQUIER BANKSHARES, INC.

 30  Outlook  FAUQUIER BANKSHARES, INC.

 31  Profitability Targets  FAUQUIER BANKSHARES, INC.    2017  2018  Percentage Change  2019  Percentage Change  Return on Assets  0.63%  0.67%  11.67%  0.72%  7.46%  Return on Equity  7.25%  7.50%  12.78%  8.50%  13.33%  Efficiency  77.00%  75.00%  5.66%  72.50%  3.33%

 Safe Harbor Statement  This presentation may include forward-looking statements. These statements represent the Company's beliefs regarding future events that, by their nature, are uncertain and outside of the Company’s control. The Company’s actual results and financial condition may differ, possibly materially, from what is indicated in these forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”  32  FAUQUIER BANKSHARES, INC.

Contact Information


MAIN OFFICE


THE PLAINS


VIEW TREE

<u>Investor Relations Contacts</u>

Marc J. Bogan
President & Chief Executive Officer
marc.bogan@tfb.bank

Christine E. Headly
Executive Vice President
& Chief Financial Officer
chris.headly@tfb.bank

www.tfb.bank


CATLETT


NEW BALTIMORE


SUDLEY ROAD


BEALETON


BRISTOW


HAYMARKET


CENTREVILLE ROAD


TFB
GAINESVILLE

FAUQUIER BANKSHARES, INC. 33